Exhibit 2.3

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Filed in the office of Ross Miller Secretary of State State of Nevada	Document Number 20080255564-10
Filling Date and Time 04/14/2008 11:26 AM
Entity Number E0579092006-7

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)

(excluding 92A.200(4b))

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200), If there are more than four merging entities, check box ( and attach an 81/2” x 11” blank sheet containing the required information for each additional entity.

Smart Heat XXXX

Name of Morging entity

Nevada	Corporations
Jurisdiction	Entity type”

Name of merging entity

Jurisdiction	Entity type

Name of merging entity

Jurisdiction	Entity type

Name of merging entity

Jurisdiction	Entity type

And.

XXXX XXXX XXXX

Name of merging entity

Nevada	Corporations
Jurisdiction	Entity type”

Corporation non-profit corporation, limited penmanship, limited liability company or business trust Filing Fee-$350.00

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY– DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn.:	Kayla Dickson

C/o:	Cane Clark LLP

3273 E Warm Springs RD

Las Vegas, NV 89120

3)	(Choose one)

(	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner’s approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box☐ and attach an 81/2” x 11” blank sheet containing the required information for each additional entity.

(a)	Owner’s approval was not required from

SmartHeat Inc.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and or:

Pacific Goldrim Resources, Inc

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A-200)

USE BLACK INK ONLY –DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent to the owners of:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and or:

Name of merging entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY– DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(C)	Approval of plan of merger for Nevada non profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation

Name of surviving entity, if applicable

Name of surviving entity, if applicable

Name of surviving entity, if applicable

Name of surviving entity, if applicable

And, or,

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER

Secretary Of State

201 North Carson Street, Slo 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY– DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5)        Amendments, if any, to the articles or certificate of the surviving entity, Provide article numbers, if available (NRS 92A.200):

Article I is hereby amended in its entirety to read:

Article I: Name

“The name of the corporation is SmartHeat Inc. hereinafter the “Corporation”

6)	Location of Plan of Merger (check a or b):

•	(a) The entire plan of merger is attached:

or

☒

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business XXXX. or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)

7) Effective date (optional):

*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribedX by the secretary of state must accompany the amended and/or restated articles Pursuant to NRS 92A 180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

**A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more that 90 days after the articles are filed (NRS 92A.240)

This form must be accompanied by appropriate fees.

ROSS MILLER

Secretary Of State

201 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: www.secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

USE BLACK INK ONLY -- DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

a)

Signatures – Must be signed by: An officer of each Nevada Corporation; All general Partners of each Nevada Limited Partnership: All general partners of each Nevada limited partnership: A manager of each Nevada limited – liability company with managers or all the members if there are no managers: A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities check Box ( and attach an 81/2” x 11” blank sheet containing the required information for each additional entity):

SmartHeat. Inc

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

*The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

STATE OF NEVADA

ROSS MILLER	SCOTT W. ANDERSON
Secretary of State	Deputy Secretary
For commercial Recordings

OFFICE OF THE

SECRETARY OF STATE

Certified Copy

April 14, 2008

Job Number:	C20080414-1166
Reference Number:	00001817448-23

Expedite:

Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080255567-10	Merge In	6 Pages/1 Copies

Respectfully

ROSS MTLLHR

Secretary of State

BY

Certification Clerk

Commercial Recording Division

202 N. Carson Street

Carson City, Nevada 89701-4069

Telephone (775) 684-5708

Fax (775) 684-7138